T. Rowe Price Emerging Europe & Mediterranean Fund

Supplement to Prospectus and Summary Prospectus

On October 17, 2011, the Board of Directors (the “Board”) of the T. Rowe Price Emerging Europe & Mediterranean Fund (the “Fund”) approved, subject to shareholder approval, changing the Fund’s investment objective to delete the portion relating to investments in the Mediterranean region. The new investment objective will be the following:

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

Shareholders of the Fund at the close of business on November 10, 2011, the “record” date, will have the opportunity to vote on the investment objective change at a special shareholder meeting to be held on February 8, 2012. The proposed change to the investment objective reflects the Fund’s reduced emphasis on investments in emerging market countries within the Mediterranean region. This shift has resulted in part from the Fund eliminating its investments in Israel, which was reclassified from an emerging market to a developed market by the third-party benchmark index used by the Fund. Although the Fund maintains modest positions in other Mediterranean emerging market countries, such as Egypt and Turkey, the Fund believes that removal of the reference to investments in the Mediterranean region from the Fund’s investment objective will better reflect the Fund’s primary focus on emerging European countries.

If the objective change is approved by the Fund’s shareholders, the Fund’s Board has also approved a change in the Fund’s name to the T. Rowe Price Emerging Europe Fund to better reflect its new investment objective. In addition, the Fund will modify its principal investment strategies to normally invest at least 80% of its net assets in the emerging markets of Europe, including Eastern Europe and the former Soviet Union. If shareholder approval is obtained with respect to the Fund’s investment objective, it is expected that all of these changes will become effective on March 1, 2012. No other material changes to the Fund’s investment program are currently being proposed, and S. Leigh Innes will continue to serve as the Fund’s portfolio manager.

The date of this supplement is October 19, 2011.

C01-044    10/19/11